                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that he is a vice president and controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of March 1, 1993 between the Company and First Trust (N.A), as Trustee of Home Improvement Loan Trust 1994-A (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from March 1, 1994 to March 31, 1994 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12 day of April, 1994.

                              GREEN TREE FINANCIAL CORP.



                              BY: /s/Robley D. Evans
                                  -----------------------------
                                   Robley D. Evans
                                   Vice President and Controller

                           GREEN TREE FINANCIAL CORP.

                  CERTIFICATE REGARDING REPURCHASED CONTRACTS


The undersigned certifies that his is a Vice President and Controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 8.08 of the Pooling and Servicing Agreement (the "Agreement") dated as of March 1, 1994 between the Company and First Bank (N.A.), Milwaukee, Wisconsin, as Trustee of Green Tree Trust 1994-A (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1.   The contracts on the attached schedule are to be repurchased   by the
     Company on the date hereof pursuant to Sections 8.04 or 8.07 of the Agreement.

2. Upon deposit of the Repurchase Price for such Contracts, such Contracts may, pursuant to Section 8.08 of the Agreement, be assigned by the Trustee to the Company.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12 day of April, 1994.

                              GREEN TREE FINANCIAL CORP.



                              BY: /s/Robley D. Evans
                                  -----------------------------
                                   Robley D. Evans
                                   Vice President and Controller

                                HOME IMPROVEMENT
              CERTIFICATES FOR HOME IMPROVEMENT CONTRACTS   7.05%
                                GREEN TREE TRUST
                                     1994-A
                                 MONTHLY REPORT
                                   March 1994
                                               Distribution Date:   4/15/94
                                               Trust Account:       3331790-0

A.      Monthly Principal
        (1)  Regular Principal Payments                       $  581,555.17
        (2)  Principal Prepayments                             1,761,140.83
        (3)  Delinquent Payments Advanced                         50,625.97
        (4)  FHA Claims                                                 .00
        (5)  Net Loss Advanced                                    13,481.27
        (6)  Contracts Repurchased due to
             Breach of Representations
             and Warranties (see attached)                       139,270.67
        (7)  Bankruptcy Write-down                                      .00
        (8)  Delinquent Payments Recovered                              .00

                 Total Principal                              $2,546,073.91

B.      Monthly Interest                                                     $    787,818.91

C.      Remaining Principal Balance                                           131,550,761.96

D.      Collected Amount                                                        3,576,856.82

E.      Monthly Servicing Fee                                                      83,810.52

F.      Advances Reimbursed

        (1)  Prior Advances that have
             been recovered                                                              .00

        (2)  Uncollectible Advances                                                      .00

G.      Excess Cashflow                                                           159,153.48

H.      Shortfall                                                                        .00

I.      Subordinated Certificateholder Payment                                    159,153.48

J.      Pool Factor
             Previous Month Pool Factor                                           1.00000000
             Current Month Pool Factor                                             .98101317

K.      Aggregate Scheduled Balances and Number of
        Delinquent Contracts

        (1)  31-59                                               478,323.86               46

        (2)  60-89                                                88,505.49               10

        (3)  90 days or more                                            .00                0


                               HOME IMPROVEMENT
              CERTIFICATES FOR HOME IMPROVEMENT CONTRACTS   7.05%
                                GREEN TREE TRUST
                                     1994-A
                                 MONTHLY REPORT
                                   March 1994
                                     Page 2

                                            Distribution Date: 4/15/94
                                            Trust Account:     3331790-0

L.   Liquidated Contracts                    $     13,649.78

M.   Number of Loans Remaining                        13,236

N.   Number and Principal Balance of Contracts
     with FHA claims finally rejected, or no
     FHA claim was submitted because FHA
     Insurance was unavailable                     13,481.27            2

CASH COLLATERAL ACCOUNT INFORMATION
- -----------------------------------

(1)  Amount in the Cash Collateral Account
     (before deposits or releases on current
     Payment Date, but after covering any
     Shortfall)                                 6,973,036.00

(2)  Current Requisite Amount (initially
     $8,314,004; may be lower after April 1997:
     higher if Trigger occurs)                  8,314,004.00

Trigger Calculation

(3)  Green Tree FHA Insurance reserves        126,970,399.35

(4)  If line (3) is less than $50,000,000,
     or if Green Tree is no longer Servicer
     (Event of Termination), then a Trigger
     has occurred, and Requisite Amount is
     automatically $10,593,651

(5)  Requisite Amount (line (2), unless line
     (4) or (11) applies)                       8,314,004.00

(6)  Cash Collateral Account Deposit (lesser
     of (line (5) - line (1) or Excess Cashflow
     (line G)) (See also "Subordinated
     Certificateholder Payment")                  159,153.48

Step-Down Test (tested April 1997 and each April (thereafter)

(7)  Average Sixty-Day Delinquency Ratio

     (a) Aggregate outstanding principal
         balance of all Contracts delinquent
         60+ days (including defaulted Contracts
         not yet liquidated, but excluding
         bankruptcies that are current)            97,369.34

                                HOME IMPROVEMENT
              CERTIFICATES FOR HOME IMPROVEMENT CONTRACTS   7.05%
                                GREEN TREE TRUST
                                     1994-A
                                 MONTHLY REPORT
                                   March 1994
                                     Page 3

                                          Distribution Date: 4/15/94
                                          Trust Account:     3331790-0

   (b)    Principal Balance of all
          Contracts                             $131,550,761.96

   (c)    Delinquent Ratio (a/b)                            .07%

   (d)    Average Sixty-Day Delinquency Ratio               .07%
          (3 month average)

(8) Cumulative Realized Loss Ratio

   (a)   Aggregate Realized Losses to date
                                            $14,074.73
   (b)   Initial Principal Amount
                                       $134,096,835.87

   (c)   Cumulative Realized Loss Ratio (a/b)               .01

STEP-DOWN IS PERMITTED ONLY IF:

- - Trigger has never occurred (line 4); and
- - Line (7) less than 3.5% and line (8) less than 1.5%; or
- - Line (7) less than 2.5% and line (8) less than 4.0%

If all of these conditions are satisfied this April, calculate reduced Requisite Amount

(9)    12.4% of Principal Balance

(10)   $421,208

(11)   New Requisite Amount (greater of line (9)
       or line (10))

(12)   Cumulative Loss Coverage Ratio
       (3 month average)                               18.26%

                                HOME IMPROVEMENT
              CERTIFICATES FOR HOME IMPROVEMENT CONTRACTS   7.05%
                                GREEN TREE TRUST
                                     1994-A
                                 MONTHLY REPORT
                                   March 1994
                                     Page 4

                                         Distribution Date:  4/15/94
                                         Trust Account:      3331790-0

LIMITED GUARANTY INFORMATION
- ----------------------------

Perform following Limited Guaranty calculations only if the Available Cash Collateral Amount (before deposits on current Payment Date) equals zero and a Shortfall exists.

(1)  Calculation of Limited Guaranty Amount

     (a)  $544,000                              $544,000.00

     (b)  All Limited Guaranty payments
          made prior to current Payment
          Date

     (c)  (a) - (b)

     (d)  1% of principal balance of
          FHA-Insured Contracts at
          current Payment Date

     (e)  Lesser of (c) or (d)

(2)  Limited Guaranty to be paid

     (a)  Shortfall

     (b)  Guaranty Amount (from line 1(e))

     (c)  lesser of (a) or (b)

Please contact the Bondholder Relations Department of First Trust National Association (612) 244-0444 with any questions regarding this statement of your Distribution.

                                      GTHI
                                      94-A
                                  MARCH, 1994
                              Defaulted Contracts

                                                         Estimated
                                          Repurchase      Loss at
Account #     Principal      Interest       Amount       Sale Date
- ---------     ----------     --------     ----------     ----------

15600512        5,686.47        71.08       5,757.55       5,996.34
15600938        7,794.80        97.43       7,892.23       8,078.39
              ----------      -------     ----------     ----------

              $13,481.27      $168.51     $13,649.78     $14,074.73
              ==========      =======     ==========     ==========

                                   GTHI 94-A
                                  MARCH, 1994
                          Contracts Repurchased Due to
                    Breach of Representation and Warranties*

                                                  Repurchase
Account #         Principal       Interest         Amount
- -----------      -----------      --------       -----------

15601095         $  8,984.71       $ 52.79       $  9,037.50
15602102            6,979.71         41.01          7,020.72
15603150            3,627.42         21.31          3,648.73
15604818            4,726.26         27.77          4,754.03
15605028            5,341.36         31.38          5,372.74
15605034           14,615.90         85.87         14,701.77
15605413            7,297.40         42.87          7,340.27
15606485           11,957.83         70.25         12,028.08
15606679            2,625.61         15.43          2,641.04
15607054            9,946.07         58.43         10,004.50
15609289            2,995.47         17.60          3,013.07
15609774           22,532.93        132.38         22,665.31
15612441            3,478.18         20.43          3,498.61
15612586            2,716.40         15.96          2,732.36
15614866           11,929.47         70.09         11,999.56
15617155            6,749.95         39.66          6,789.61
15618876           12,766.00         75.00         12,841.00
                 -----------       -------       -----------

                 $139,270.67       $818.23       $140,088.90
                 ===========       =======       ===========

*Unable to locate original loan documents.